UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 1, 2013

Presidential Realty Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8594	13-1954619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

9 East 40th Street, Suite 900, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (914) 948-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm.

On June 1, 2013, Presidential Realty Corporation (the “Company”) was informed by its independent registered public accounting firm, Holtz Rubenstein Reminick LLP (“HRR”) that HRR has combined its practice (the “Merger”) with Baker Tilly Virchow Krause, LLP (“Baker Tilly”) effective as of June 1, 2013. As a result of the Merger, HRR effectively resigned as the Company’s independent registered public accounting firm and Baker Tilly, as the successor to HRR following the Merger, became the Company’s independent registered public accounting firm. The engagement of Baker Tilly was approved by the Audit Committee of the Company’s Board of Directors on June 1, 2013.

The principal accountant’s reports of HRR on the financial statements of the Company as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the expression of substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2012 and 2011 and through the effective date of the Merger, there were no disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to HRR’s satisfaction would have caused HRR to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2012 and 2011 and through June 1, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Baker Tilly (as successor by merger of HRR) with a copy of the foregoing disclosure and requested Baker Tilly to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Baker Tilly, dated June 1, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On June 1, 2013, the Audit Committee approved the engagement of Baker Tilly as the Company’s independent registered public accounting firm, effective as of June 1, 2013.

Prior to June 1, 2013, the Company did not consult with Baker Tilly (the predecessor company) regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 16.1	Description Letter from Baker Tilly dated June 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL REALTY CORPORATION

Date: June 4, 2013	By:	/s/ Alexander Ludwig
Alexander Ludwig
President